                              GARTMORE MUTUAL FUNDS

                        Supplement dated January 3, 2005
       To the Statement of Additional Information dated December 27, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

   1. On December 2, 2004, the Board of Trustees of Gartmore Mutual Funds (the "Trust") approved a proposal to reduce the investment advisory fee paid by Gartmore Global Natural Resources Fund. Accordingly,

       a. The information on page [80] of the SAI under the heading, "Gartmore Mutual Fund Trust," is amended by replacing the investment advisory fee breakpoint information for Gartmore Global Natural Resources Fund with the following:

                  Fund                          Assets                      Investment Advisory Fee
                  ----                          ------                      -----------------------
Gartmore Global Natural Resources      Up to $500 million                           0.70%
Fund                                   $500 million up to $2 billion                0.65%
                                       $2 billion or more                           0.60%


       b. The information on page [102] of the SAI, under the heading, "Subadvisers," is amended by replacing the sub-advisory fee breakpoint information for Gartmore Global Natural Resources Fund with the following:

                  Fund                                 Assets                        Fee
                  ----                                 ------                        ---
Gartmore Global Natural Resources      Up to $500 million                           0.35%
Fund                                   $500 million up to $2 billion                0.325%
                                       $2 billion or more                           0.30%


   2. On December 2, 2004, the Board of Trustees of the Trust approved a proposal to implement breakpoints to the management fee schedule of Gartmore Short Duration Bond Fund. Accordingly, the information on page [87] of the SAI under the heading, "Gartmore Morley Capital Management, Inc.," is amended by replacing the investment advisory fee information for Gartmore Short Duration Bond Fund with the following:

Gartmore Short Duration Bond Fund      Up to $500 million                           0.35%
                                       $500 million up to $1 billion                0.34%
                                       $1 billion up to $3 billion                  0.325%
                                       $3 billion up to $5 billion                  0.30%
                                       $5 billion up to $10 billion                 0.285%
                                       $10 billion and more                         0.275%

   3. On December 2, 2004, the Board of Trustees of the Trust approved a proposal to close to new investors as of December 27, 2004 IRA Class shares of Gartmore Short Duration Bond Fund, including any exchanges from other Gartmore mutual funds. Accordingly, the information on page [115] of the SAI is amended by replacing the information regarding the IRA Class shares of Gartmore Short Duration Bond Fund with the following:

                                                              IRA CLASS SHARES*
                                                              -----------------
Gartmore Short Duration Bond Fund                                  $567,707

* Effective December 27, 2004, the IRA Class shares of the Gartmore Short Duration Bond Fund is closed to new investors, including any new accounts opened by exchange from other Gartmore mutual funds. Existing shareholders will be permitted to continue to invest in the Fund both directly and through exchanges from other Gartmore funds, as well as through dividend and capital gain reinvestments. Gartmore will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

   4. On December 2, 2004, the Board of Trustees of the Trust approved a proposal to increase the fees paid by each series of the Trust for certain fund administration and transfer agency services. Accordingly, the following information replaces the first paragraph on page 119 of the SAI under the heading, "Fund Administration and Transfer Agency Services":

   Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly owned subsidiary of GGI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. GGI is a wholly-owned, indirect subsidiary of GGAMT. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, effective January 1, 2005, each Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:


                              ASSET LEVEL(1)               AGGREGATE TRUST FEE
                              --------------               -------------------

                             $0 - $1 billion                      0.26%
                             $1 - $3 billion                      0.19%
                             $3 - $4 billion                      0.15%
                             $4 - $5 billion                      0.08%
                            $5 - $10 billion                      0.05%
                            $10 - $12 billion                     0.03%
                        greater than $12 billion                  0.02%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Funds of Funds do not pay any part of this fee.




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   5.  On December 23, 2004, the shareholders of the Trust approved a proposal to redomesticate the Trust as a Delaware statutory trust on or about February 28, 2005. Accordingly, the information on page [1] of the SAI is amended by replacing the first paragraph under the heading, "GENERAL INFORMATION AND HISTORY," with the following:

   Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust dated October 30, 1997, as subsequently amended. However, pursuant to shareholder approval on December 23, 2004, the Trust will be redomesticated as a Delaware statutory trust on or about [February 28, 2005]. The Trust currently consists of 50 separate series, each with its own investment objective. Each of the Funds, except the Gartmore Asia Pacific Leaders, Gartmore European Leaders, Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Natural Resources, Gartmore Global Utilities, Gartmore Global Technology and Communications, each of the Investor Destinations and each of the Optimal Allocations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.